Inventories - Summary of Inventories (Detail) - USD ($) $ in Millions		Dec. 31, 2021	Dec. 31, 2020
Current raw materials and current production supplies [abstract]
Raw materials		$ 1,737	$ 1,403
Work-in-progress	[1]	136	144
Finished goods		1,738	1,570
Total inventories at the lower of cost and net realisable value		$ 3,611	$ 3,117

[1]	Work-in-progress includes $9 million (2020: $9 million) in respect of the cumulative costs incurred, net of amounts transferred to cost of sales under percentage-of-completion accounting, for construction contracts in progress at the balance sheet date.